SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: October 15, 2002

                             Washington Mutual, Inc.
             (Exact name of registrant as specified in its charter)

           Washington                  1-14667               91-1653725
(State or other jurisdiction of   (Commission File        (I.R.S. Employer
          incorporation)               Number)           Identification No.)

 1201 Third Avenue, Seattle, Washington                       98101
(Address of principal executive offices)                    (Zip Code)

                                 (206) 461-2000
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

On October 15, 2002, Washington Mutual, Inc. issued a press release reporting its results of operations for the third quarter of 2002.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

99.1 Press release dated October 15, 2002 reporting results of operations for the quarter ended September 30, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          WASHINGTON MUTUAL, INC.

Date:   October 15, 2002             By:  /s/ Fay L. Chapman
                                          _____________________________________
                                          Fay L. Chapman
                                          Senior Executive Vice President
                                          and General Counsel